Exhibit 99.2

INVESTOR CALL 4Q 2020 January 20, 2021, 10:00am Webcast: www.smartbank.com (Investor Relations) Audio Only: 888-317-6003 Confirmation #: 0205038 Miller Welborn Chairman of the Board Billy Carroll President & CEO

Legal Disclaimer 2 Forward-Looking Statements This presentation may contain statements that are based on management’s current estimates or expectations of future events or future results, and that may be deemed to constitute forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements, including statements regarding the potential effects of the COVID-19 pandemic on SmartFinancial’s business and financial results and conditions, are not historical in nature and can generally be identified by such words as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “may,” “estimate,” and similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results of SmartFinancial to differ materially from future results expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) the risk of litigation and reputational risk associated with historic acquisition activity;(2) the risk that cost savings and revenue synergies from recently completed acquisitions may not be realized or may take longer than anticipated to realize; (3) disruption from recently completed acquisitions with customer, supplier, employee, or other business relationships;(4) our ability to successfully integrate the businesses acquired as part of previous acquisitions with the business of SmartBank;(5) risks related to the completed acquisition of Progressive Financial Group, Inc.(“PFG”);(6) the risk that the anticipated benefits from the completed acquisition of PFG may not be realized in the time frame anticipated;(7) changes in management’s plans for the future;(8) prevailing, or changes in, economic or political conditions, particularly in our market areas;(9) credit risk associated with our lending activities;(10) changes in interest rates, loan demand, real estate values, or competition;(11) changes in accounting principles, policies, or guidelines;(12) changes in applicable laws, rules, or regulations, including changes to statutes, regulations or regulatory policies or practices as a result of, or in response to, COVID-19;(13) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic;(14) the impact of the COVID-19 pandemic on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations;(15) potential increases in the provision for loan losses resulting from the COVID-19 pandemic; and (16) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in SmartFinancial’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website (www.sec.gov). Undue reliance should not be placed on forward-looking statements. SmartFinancial disclaims any obligation to update or revise any forward-looking statements contained in this release, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Statements included in this presentation include Non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of Non-GAAP financial measures to GAAP financial measures. SmartFinancial management uses several Non-GAAP financial measures, including: (i) operating earnings, (ii) operating return on average assets, (iii) operating return on average shareholder equity, (iv) return on average tangible common equity, (v) operating return on average tangible common equity, (vi) operating efficiency ratio;(vii) tangible common equity;(viii) average tangible common equity;(ix) tangible book value;(x) operating pre-tax pre-provision earnings;(xi) operating noninterest income;(xii) operating noninterest expense; and ratios derived therefrom, in its analysis of the company's performance. Operating earnings excludes the following from net income: securities gains and losses, merger termination fee of $6.4 million in the second quarter of 2019, merger related and restructuring expenses, the effect of the December 2017 tax law change on deferred tax assets, tax benefit from director options previously exercised, and the income tax effect of adjustments. Operating return on average assets is the annualized operating earnings divided by average assets. Operating return on average shareholder equity is the annualized operating earnings divided by average equity. Return on average tangible common equity is the annualized net income divided by average tangible common equity. Operating return on average tangible common equity is the annualized operating earnings divided by average tangible common equity (Non-GAAP). The operating efficiency ratio includes an adjustment for taxable equivalent yields and excludes securities gains and losses and merger related and restructuring expenses from the efficiency ratio. Tangible common equity and average tangible common equity excludes goodwill and other intangible assets from shareholders’ equity (GAAP) and average shareholders’ equity (GAAP). Tangible book value excludes goodwill and other intangible assets less shareholders’ equity (GAAP) divided by common shares outstanding. Operating pre-tax pre-provision earnings is net interest income (GAAP) plus operating noninterest income (Non-GAAP) less operating noninterest expense (Non-GAAP). Operating noninterest income excludes the following from noninterest income: securities gains and losses, expenses related to the termination of the ADECA loan program and the merger termination fee of $6.4 million in the second quarter of 2019. Operating noninterest expense excludes the following from noninterest expense: prior year adjustments to salaries, merger related and restructuring expenses and certain franchise tax true- up expenses. Management believes that Non-GAAP financial measures provide additional useful information that allows investors to evaluate the ongoing performance of the company and provide meaningful comparisons to its peers. Management believes these non-GAAP financial measures also enhance investors' ability to compare period-to-period financial results and allow investors and company management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP.

SmartFinancial
Overview of SmartFinancial 3

- **SmartFinancial, Inc. (Nasdaq: SMBK) is a $3.3 billion asset bank holding company headquartered in Knoxville, Tennessee**
  - Operates one subsidiary bank, SmartBank, which was founded in January 2007
  - Located primarily in attractive, high-growth markets throughout East/Mid Tennessee, Alabama and the Florida Panhandle
  - 470 full-time employees
- **Balance Sheet (12/31/20)**
  - Assets: $3.3 billion
  - Gross Loans: $2.4 billion
  - Deposits: $2.8 billion
  - Shareholders' Equity / Tangible Common Equity (Non-GAAP): $357.2 million / $270.7 million
- **Profitability (Q4 '20)**
  - Net Income / Operating Earnings (Non-GAAP): $9.0 million / $9.2 million
  - Operating Pre-Tax Pre-Provision Earnings (Non-GAAP): $11.8 million
  - ROAA / Operating ROAA (Non-GAAP): 1.11% / 1.14%
  - ROATCE / Operating ROATCE (Non-GAAP): 13.43% / 13.69%
  - Efficiency Ratio / Operating Efficiency Ratio (Non-GAAP): 63.4% / 60.9%
- **Asset Quality**
  - Superior asset quality and proven credit culture
  - NPAs / Total Assets of 0.31%
  - Allowance / Total Loans: 0.77%
- **Regularly Quarterly Dividend**
  - Declared quarterly cash dividend of $0.05 per share

Footprint:

35 full service branches

1 LPO


Tennessee
Nashville
Knoxville
Chattanooga
Alabama
Huntsville
Birmingham
Tuscaloosa
Mobile
Florida
Pensacola
Panama City
Tallahassee

Financial data as of or for the three months ended 12/31/20
Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix

Culture 4 We are building a culture where Associates thrive and are empowered to be leaders. The core values that we have established as a company help us operate in unison and have become a critical part of our culture. Our Associates are key to SmartBank’s success. POSITIONING STATEMENT At SmartBank, delivering unparalleled value to our Shareholders, Associates, Clients and the Communities we serve drives every decision and action we take. Exceptional value means being there with smart solutions, fast responses and deep commitment every single time. By doing this, we will create the Southeast’s next, great community banking franchise.

COVID-19 Update 5 COVID-19 Actions • Pandemic Response Team meets regularly to share latest COVID updates or impacts that we are seeing in all regions across our footprint. • Continue to evaluate markets on a case by case basis as to bank operations or any changes that need to be made to protect associates and clients. • Ongoing communication shared with associates on best practices regarding a safe work environment. • Provided all branches with acrylic counter-shields to be used in teller stations and pods to create space between client and associate. • Provided all locations with social distance floor markers. • Provided all locations with marketing collateral (signage posters/tent cards) with tips to promote a healthy & safe working environment.

Fourth Quarter Financial Highlights

Quarterly Highlights 7 Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix ($ in thousands, except per share data) 4Q20 3Q20 Change Net interest income 26,506 $ 26,043 $ 463 $ Provision for loan losses - 2,634 (2,634) Noninterest income 4,976 4,121 855 Noninterest expense 19,953 19,167 786 Income tax expense 2,499 1,968 531 Net income 9,030 6,395 2,635 Non-GAAP Reconciliations Noninterest income (465) 9 (474) Noninterest expense 702 290 412 Income taxes (62) (77) 15 Operating earnings (Non-GAAP) 9,205 $ 6,617 $ 2,588 $ Operating Pre-Tax Pre-Provision Earnings (Non-GAAP) 11,766 $ 11,296 $ 470 $ Non-GAAP Performance Metrics Diluted operating earnings per share 0.61 $ 0.44 $ 0.17 $ Tangible book value per share 17.92 17.27 0.65 Operating return on average assets 1.14% 0.79% 0.35% Operating PTPP return on average assets 1.45% 1.35% 0.10% Operating return on average tangible common equity 13.69% 10.06% 3.63% Operating efficiency ratio 60.86% 62.25% (1.39%)

SmartFinancial
Investing in Technology 8

Technology Initiatives

Launched:

- Launched Zelle payment app – Q2 2020
- Hired EVP | Chief Information Officer – Q2 2020
- Upgrades to BillPay – Q2 2020
- Modernized cloud security, device security, and authentication capabilities – Q3 2020
- New advanced threat protection and information security monitoring services – Q3 2020
- New centralized IT Service Management Solutions – Q4 2020

Forthcoming:

- Advanced treasury management online banking system – Q1 2021
- ATM/ITM fleet refresh and deposit automation – Q2 2021
- Continued execution of SmartBank digital transformation plan

Operating PTPP Earnings 9 Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix $8,786 $8,039 $7,772 $8,700 $7,890 $8,692 $11,912 $11,296 $11,766 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Operating PTPP Earnings (Non-GAAP) ($ in thousands) Operating PTPP Earnings, Less Accretion & PPP Fees Accretion PPP fees

Performance Trends 10 $2,274 $2,354 $2,391 $2,390 $2,449 $2,874 $3,266 $3,388 $3,305 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Total Assets, Loans, and Deposits ($ in millions) Assets Loans Deposits

Performance Trends 11 (1) Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 1.08% 0.67% 0.93% 0.79% 1.14% 1.31% 1.37% 1.53% 1.35% 1.45% —% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 4Q19 1Q20 2Q20 3Q20 4Q20 ROAA (%): Reported, Operating, Operating PTPP ROAA ROAA Operating ROAA ⁽¹⁾ Operating PTPP ROAA ⁽¹⁾ 11.1% 6.9% 11.5% 10.1% 13.7% —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 4Q19 1Q20 2Q20 3Q20 4Q20 ROATCE (%) ROATCE ⁽¹⁾ Operating ROATCE ⁽¹⁾

Performance Trends 12 (1) Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix $22.33 $22.09 $22.57 $22.96 $23.64 $16.82 $16.40 $16.90 $17.27 $17.92 $15.00 $17.00 $19.00 $21.00 $23.00 $25.00 4Q19 1Q20 2Q20 3Q20 4Q20 Book Value per Share Book Value Tangible Book Value ⁽¹⁾ 67.0% 74.0% 64.3% 63.5% 63.4% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 4Q19 1Q20 2Q20 3Q20 4Q20 Efficiency Ratio (%) Efficiency Ratio Operating Efficiency Ratio ⁽¹⁾

Net Interest Income 13 3.84% 3.90% 3.63% 3.39% 3.57% 5.36% 5.35% 4.87% 4.71% 4.72% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 4Q19 1Q20 2Q20 3Q20 4Q20 Net Interest Margin Net Interest Margin (FTE) Loan Yield Cost of Funds Interest Bearing Liabilities 4Q20 3Q20 Change Loans, less accretion & PPP fees 4.23% 4.25% (0.02%) Accretion 0.13% 0.16% (0.03%) PPP Fees 0.36% 0.30% 0.06% Loans including fees 4.72% 4.71% 0.01% Loans held for sale 3.45% 5.57% (2.12%) Taxable securities 2.02% 1.64% 0.38% Tax-exempt securities (FTE) 2.01% 2.32% (0.31%) Federal funds and other investments 0.35% 0.30% 0.05% Interest earning asset yields 4.01% 3.88% 0.13% Total interest-bearing deposits 0.50% 0.59% (0.09%) Borrowings 0.57% 0.42% 0.15% Subordinated debt 5.90% 5.91% (0.01%) Total interest-bearing liabilities 0.60% 0.65% (0.05%) Net interest margin (FTE) 3.57% 3.39% 0.18% Cost of funds 0.46% 0.51% (0.05%) ($ in thousands) Net interest income (FTE) 26,656 $ 26,194 $ 462 $ Average earning assets 2,970,900 3,077,777 (106,877) Average Yields and Rates ($ in millions) 4Q20 3Q20 Change Cash and cash equivalents 481.7 $ 541.8 $ (60.1) $ Unpledged investment securities 120.4 139.7 (19.3) Correspondent banks 69.6 69.6 - FRB discount window 149.2 166.0 (16.8) FHLB 35.5 43.6 (8.1) Holding company line of credit 25.0 25.0 - Total 881.4 $ 985.7 $ (104.3) $ Liqudity Funding Sources

Operating Noninterest Income (Non-GAAP) 14 Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix $2,120 $2,818 $3,495 $4,130 $4,511 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 4Q19 1Q20 2Q20 3Q20 4Q20 Operating Noninterest Income (Non-GAAP) ($ in millions) Other noninterest income Interchange fees Investment services income Insurance commissions Mortgage banking income Service charges on deposit accounts

2021 Noninterest Income Strategic Goals 15 2021 Strategic Goals: • Enhanced CRM and synergy initiatives for increased revenues • Increased efficiency across all units • Digital innovation to enhance customer experience

Operating Noninterest Expense (Non-GAAP) 16 Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix $15,334 $16,697 $17,329 $18,877 $19,251 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 4Q19 1Q20 2Q20 3Q20 4Q20 Operating Noninterest Expense (Non-GAAP) ($ in thousands) Other Professional services Amortization of intangibles Data processing Occupancy and equipment Salaries & benefits

Attractive Deposit Mix 17 Noninterest demand 24% Interest-bearing demand 23% Money market and savings 33% Time deposits 20% Deposit Composition (12/31/20) 0.00% 0.50% 1.00% 1.50% 2.00% 4Q19 1Q20 2Q20 3Q20 4Q20 Historical Cost of Deposits Cost of Deposits Fed Funds Target Cost of Interest Bearing Liabilities $2,047 $2,342 $2,540 $2,652 $2,805 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 4Q19 1Q20 2Q20 3Q20 4Q20 Historical Deposit Composition ($ in millions) Noninterest demand Interest-bearing demand Money market and savings Time deposits

Overview of Loan Portfolio 18 $1,897 $2,139 $2,408 $2,404 $2,382 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 4Q19 1Q20 2Q20 3Q20 4Q20 Historical Loan Composition ($ in millions) C&I C&D CRE, Owner Occupied CRE, Non Owner Occupied Consumer RE C&I 27% C&D 12% CRE, Owner Occupied 19% CRE, Non Owner Occupied 23% Consumer RE 19% Loan Composition (12/31/20) 265.3% 88.6% 0% 100% 200% 300% 400% 4Q19 1Q20 2Q20 3Q20 4Q20 CRE Ratios CRE C&D

Asset Quality 19 ▪ NPAs increased due to one credit moving to nonaccrual status and transfer of closed branch to ORE ▪ Delinquencies remain at low levels ▪ Asset quality remains strong with nonperforming assets to total assets of 0.31% ▪ Credit quality remains strong with classified loans / total loans of 0.44% 0.27% 0.39% 0.27% 0.29% 0.44% 0.01% 0.00% 0.00% 0.01% 0.08% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% 4Q19 1Q20 2Q20 3Q20 4Q20 Credit Quality Classified Loans / Total Loans Net Chargeoffs $7,156 $15,821 $9,005 $6,089 $9,606 0.38% 0.74% 0.37% 0.25% 0.40% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% $0 $5,000 $10,000 $15,000 $20,000 4Q19 1Q20 2Q20 3Q20 4Q20 Delinquent and Nonaccruals / Total Loans ($ in thousands) Total Delinquent and Nonaccrual Loans Total Delinquent and Nonaccrual Loans / Total Loans $5,107 $8,963 $9,300 $6,180 $10,401 0.00% 0.50% 1.00% 1.50% $0 $5,000 $10,000 $15,000 $20,000 4Q19 1Q20 2Q20 3Q20 4Q20 Nonperforming Assets ($ in thousands) Nonperforming Loans OREO Nonperforming Assets / Total Assets

COVID-19 Modified Loans 20 Source: Company information Note: As of December 31, 2020 Industries with Modifications O/S Balance % of Total Loan Portfolio % of Total Modified Loans Hospitality 10,469 $ 0.4% 60.9% Restaurants 2,983 0.1% 17.3% Overnight Rentals 1,484 0.1% 8.7% Transportation 618 0.0% 3.7% CRE Retail 192 0.0% 1.1% Fitness/Recreation Centers 25 0.0% 0.1% All Other Miscellaneous Industries 1,429 0.1% 8.2% Total Modifications 17,200 0.7% 100.0% Total Loan Portfolio 2,382,243 $ 100.0% ($ in thousands) ▪ Outstanding COVID-19 modified loan balance at the end of December totaled approximately $17 million ▪ Outstanding modifications comprised of 2nd COVID related payment deferrals ▪ Expected to resume payments in January and February ▪ Total decrease from June 2020 of approximately $608 million

Paycheck Protection Program 21 ($ in thousands) Source: Company information Note: As of December 31, 2020 PPP Forgiven , 4% PPP Remaining Balances, 96% PPP Forgiveness PPP forgiveness underway; SmartBank SBA team primed for second round funding ▪ Streamlined digital platform for application submission ▪ Second round application window open ▪ Enhanced internal procedures for faster execution ▪ Implemented forgiveness tool to ensure client-friendly process State Loan Amount Loan Count Alabama 59,348 $ 535 Florida 17,847 195 Georgia 774 31 Tennessee 202,036 1,930 Other 8,888 172 Total O/S Balance 288,893 2,863 Total Forgiveness 11,896 94 Total Originations 300,789 $ 2,957 Total PPP Loans

Reserve Reconciliation 22 0.00% 0.30% 0.60% 0.90% $0 $5 $10 $15 $20 4Q19 1Q20 2Q20 3Q20 4Q20 Total Reserves ($mm) Allowance for Loan Losses Acquired Loan Fair Value Discounts Allowance for Loan Losses / Total Loans ($ in thousands) 4Q19 1Q20 2Q20 3Q20 4Q20 Allowance for Loan Losses - Originated 9,969 $ 12,412 $ 14,590 $ 16,704 $ 16,464 $ Allowance for Loan Losses - Acquired 274 1,019 1,664 2,113 1,882 Acquired Loan Fair Value Discounts 15,348 17,237 16,187 15,141 14,467 Total Reserves 25,591 $ 30,668 $ 32,441 $ 33,958 $ 32,813 $ Originated Loans 1,521,364 $ 1,621,128 $ 1,639,805 $ 1,673,985 $ 1,708,686 $ SBA PPP Loans - - 292,774 300,788 288,893 Acquired Loans 376,028 518,119 475,705 429,284 384,664 Total Loans 1,897,392 $ 2,139,247 $ 2,408,284 $ 2,404,057 $ 2,382,243 $ Allowance / Total Loans 0.54% 0.63% 0.67% 0.78% 0.77% Allowance / Total Loans, less PPP Loans - - 0.77% 0.89% 0.88% Allowance / Originated Loans, less PPP Loans 0.66% 0.77% 0.89% 1.00% 0.96% Allowance / Acquired Loans 0.07% 0.20% 0.35% 0.49% 0.49% Discount / Acquired Loans 4.08% 3.33% 3.40% 3.53% 3.76% Total Reserves / Total Loans 1.35% 1.43% 1.35% 1.41% 1.38% Total Reserves / Total Loans, less PPP Loans 1.35% 1.43% 1.53% 1.61% 1.57%

Current Capital Position 23 Note: Data as of the three months ended each respective quarter Basel III Regulatory Capital Minimum To Be Considered “Well Capitalized” 9.93% 8.96% 8.09% 7.97% 8.41% 0.0% 4.0% 8.0% 12.0% 16.0% 4Q19 1Q20 2Q20 3Q20 4Q20 TCE / TA (%) 10.34% 10.28% 8.83% 8.78% 8.69% 0.0% 4.0% 8.0% 12.0% 16.0% 4Q19 1Q20 2Q20 3Q20 4Q20 Leverage Ratio (%) 11.61% 10.87% 10.92% 11.33% 11.61% 0.0% 4.0% 8.0% 12.0% 16.0% 4Q19 1Q20 2Q20 3Q20 4Q20 CET1 Ratio (%) 14.02% 13.13% 13.25% 13.81% 14.07% 0.0% 4.0% 8.0% 12.0% 16.0% 4Q19 1Q20 2Q20 3Q20 4Q20 Total Risk-Based Capital Ratio (%) Well Cap. 5% Well Cap. 6.5% Well Cap. 10%

Appendix

SmartFinancial

Non-GAAP Reconciliations 25

($ in thousands, except per share data)	4Q20	3Q20	2Q20	1Q20	4Q19
Operating Earnings					
Net income (GAAP)	$ 9,030	$ 6,395	$ 6,174	$ 2,732	$ 6,733
Noninterest income:					
Securities (gains) losses	-	9	(16)	-	-
ADECA termination proceeds	(465)	-	-	-	(720)
Merger termination fee	-	-	-	-	-
Noninterest expenses:					
Salaries - prior year adjustment	-	-	-	-	603
Merger related and restructuring expenses	702	290	1,477	2,096	427
Other - prior year franchise tax true-up	-	-	-	-	(312)
Income taxes:					
Tax benefit - prior year amended return	-	-	-	-	(304)
Income tax effect of adjustments	(62)	(77)	(382)	(548)	60
Operating earnings (Non-GAAP)	$ 9,205	$ 6,617	$ 7,253	$ 4,280	$ 6,487
Operating earnings per common share:					
Basic	$ 0.61	$ 0.44	$ 0.48	$ 0.30	$ 0.46
Diluted	0.61	0.44	0.48	0.30	0.46
Operating Noninterest Income					
Noninterest income (GAAP)	$ 4,976	$ 4,121	$ 3,511	$ 2,818	$ 2,840
Securities (gain) losses	-	9	(16)	-	-
ADECA termination proceeds	(465)	-	-	-	(720)
Merger termination fee	-	-	-	-	-
Operating noninterest income (Non-GAAP)	$ 4,511	$ 4,130	$ 3,495	$ 2,818	$ 2,120
Operating Noninterest Expense					
Noninterest expense (GAAP)	$ 19,953	$ 19,167	$ 18,806	$ 18,793	$ 16,052
Salaries - prior year adjustment	-	-	-	-	(603)
Merger related and restructuring charges	(702)	(290)	(1,477)	(2,096)	(427)
Other - prior year franchise tax true-up	-	-	-	-	312
Operating noninterest expense (Non-GAAP)	$ 19,251	$ 18,877	$ 17,329	$ 16,697	$ 15,334
Operating Pre-Tax Pre-Provison ("PTPP") Income					
Net interest income (GAAP)	$ 26,506	$ 26,043	$ 25,746	$ 22,571	$ 21,104
Operating noninterest income (Non-GAAP)	4,511	4,130	3,495	2,818	2,120
Operating noninterest expense (Non-GAAP)	(19,251)	(18,877)	(17,329)	(16,697)	(15,334)
Operating PTPP income (Non-GAAP)	$ 11,766	$ 11,296	$ 11,912	$ 8,692	$ 7,890
Non-GAAP Return Ratios					
Operating return on average assets (Non-GAAP)[1]	1.14%	0.79%	0.93%	0.67%	1.08%
Operating PTPP return on average assets (Non-GAAP)[2]	1.45%	1.35%	1.53%	1.37%	1.31%
Return on average tangible common equity (Non-GAAP)[3]	13.43%	9.72%	9.80%	4.41%	11.55%
Operating return on average shareholder equity (Non-GAAP)[4]	10.34%	7.57%	8.58%	5.22%	8.34%
Operating return on average tangible common equity (Non-GAAP)[5]	13.69%	10.06%	11.51%	6.90%	11.12%
Operating Efficiency Ratio					
Efficiency ratio (GAAP)	63.38%	63.54%	64.28%	74.02%	67.04%
Adjustment for taxable equivalent yields	(0.30%)	(0.32%)	(0.34%)	(0.34%)	(0.33%)
Adjustment for securities gains (losses)	-	0.02%	(0.04%)	-	-
Adjustment for merger expenses	(2.22%)	(0.99%)	(4.95%)	(8.21%)	(1.76%)
Operating efficiency ratio (Non-GAAP)	60.86%	62.25%	58.95%	65.46%	64.95%

1. *Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets.*
2. *Operating PTPP return on average assets (Non-GAAP) is the annualized operating PTPP earnings (Non-GAAP) divided by average assets.*
3. *Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP).*
4. *Operating return on average shareholder equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity.*
5. *Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP).*
6. *Note: "ADECA" represents a program administered by the Alabama Department of Economic and Community Affairs*

Non-GAAP Reconciliations 26 1. Book value per share is computed by dividing total stockholders’ equity by common shares outstanding. Tangible book value per share is computed by dividing total stockholders’ equity, less goodwill and other intangible assets by common shares outstanding ($ in thousands) 4Q20 3Q20 2Q20 1Q20 4Q19 Tangible Common Equity: Shareholders' equity (GAAP) $ 357,168 $ 349,789 $ 343,488 336,200 $ 312,747 $ Less goodwill and other intangible assets 86,471 86,710 86,327 86,503 77,193 Tangible Common Equity (Non-GAAP) $ 270,697 $ 263,079 $ 257,161 249,697 $ 235,554 $ Average Tangible Common Equity: Average shareholders' equity (GAAP) $ 354,026 $ 347,907 $ 339,861 329,692 $ 308,772 $ Less goodwill and other intangible assets 86,561 86,206 86,484 80,370 77,400 Average Tangible Common Equity (Non-GAAP) $ 267,465 $ 261,701 $ 253,377 249,322 $ 231,372 $ Tangible Book Value per Common Share: Book value per common share (GAAP) $ 23.64 $ 22.96 $ 22.57 $ 22.09 $ 22.33 Adjustment due to goodwill and other intangible assets (5.72) (5.69) (5.67) (5.69) (5.51) Tangible book value per common share (Non-GAAP)(1) $ 17.92 $ 17.27 $ 16.90 $ 16.40 $ 16.82 Tangible Common Equity to Tangible Assets: Total Assets $ 3,304,909 $ 3,387,588 $ 3,265,985 $ 2,873,715 $ 2,449,123 Less goodwill and other intangibles 86,471 86,710 86,327 86,503 77,193 Tangible Assets (Non-GAAP): $ 3,218,478 $ 3,300,878 $ 3,179,658 $ 2,787,212 $ 2,371,930 Tangible common equity to tangible assets (Non-GAAP): 8.41% 7.97% 8.09% 8.96% 9.93%

Investor Contact 27 Billy Carroll President & CEO 865.868.0613 billy.carroll@smartbank.com Miller Welborn Chairman 423.385.3067 miller.welborn@smartbank.com 5401 Kingston Pike, Suite 600 Knoxville, TN 37919